                                                                EXHIBIT 10.27(b)

                      TECHNOLOGY CROSS-LICENSE AGREEMENT

   Confidential portions of this document have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                       TECHNOLOGY CROSS-LICENSE AGREEMENT

                               Table of Contents


INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . .  1

1.   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .  1

2.   MUTUAL RELEASE . . . . . . . . . . . . . . . . . . . . .  6

3.   GRANTS OF LICENSE. . . . . . . . . . . . . . . . . . . .  6

4.   IMMUNITY FOR CUSTOMERS AND USERS . . . . . . . . . . . .  9

5.   SUBLICENSE . . . . . . . . . . . . . . . . . . . . . . . 10

6.   CONFIDENTIALITY. . . . . . . . . . . . . . . . . . . . . 11

7.   USE OF PROPRIETARY INFORMATION AND COMMINGLED TECHNOLOGY 12

8.   WARRANTIES, LIMITATION ON LIABILITY, AND COVENANTS . . . 12

9.   TERM AND TERMINATION . . . . . . . . . . . . . . . . . . 13

10.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . 16

ATTACHMENT A. . . . . . . . . . . . . . . . . . . . . . . . . 22

ATTACHMENT B. . . . . . . . . . . . . . . . . . . . . . . . . 25


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
                       TECHNOLOGY CROSS-LICENSE AGREEMENT


          This Technology Cross-License Agreement (this
"Agreement"), dated as of March 26, 1993, is between ADVANCED MICRO DEVICES, INC. ("AMD"), a Delaware corporation having its principal officeat 901 Thompson Place, Sunnyvale, California, 94088-3453, U.S.A., and FUJITSU LIMITED ("Fujitsu"), a Japanese corporation having its registered office at 1015 Kamikodanaka, Nakahara-ku, Kawasaki 211, Japan.

                                  INTRODUCTION

          A. Fujitsu and AMD each own or control various patent and other intellectual property rights to which the other party wishes to acquire a license.

          B. Fujitsu and AMD are engaged in continuing research, development and engineering with regard to Licensed
Products (as defined below).

          C. Fujitsu and AMD desire to establish an amicable and mutually beneficial relationship and, more specifically, desire to grant licenses and exchange semiconductor technology in accordance with the following terms and conditions.

          ACCORDINGLY, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:


     Article 1.     DEFINITIONS.

               As used in this Agreement, the following terms shall have the following meanings:

               Section 1.1.  "Affiliate", with respect to a
party, shall mean the companies affiliated with such party as specified in Attachment A hereto, which may be amended from time to time upon the agreement of the parties.

               Section 1.2.  "Applicable Law" shall mean, with
respect to a party, any statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to such party or its properties, business or assets.

               Section 1.3.  "Auxiliary Part" shall mean
input/output means, supporting means, terminal members, conductors or equivalent interconnecting members, housing means, any environmental controlling means included within such housing means or unitary with such housing means, and active and/or passive elements unitarily or separately combined with a Semiconductor Product and any other parts, primarily usable in or for manufacturing Semiconductor Products.

               Section 1.4. "Confidential Information" shall mean information or materials disclosed to a party by the other party that are identified as, or provided under circumstances indicating the information or materials are, confidential or proprietary.

               Section 1.5.  [CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION].

               Section 1.6.  "Effective Date" shall mean the
later to occur of (a) the date of this Agreement or (b) the date which all required Governmental Approvals have been obtained.

               Section 1.7.  "EPROM" or "Electrically
Programmable Read Only Memory" shall mean a non-volatile semiconductor memory device incorporating floating gate structure cells, which device is electrically programmable and erasable by using ultraviolet light. The device mainly consists of such floating gate structure cells, with auxiliary logic circuits, if any, where such logic circuits are used solely for memory operation or interface to other products. OTPROM or One Time PROM, which is a certain non-volatile semiconductor device incorporating the same chip as EPROM and packaged without transparent windows for ultraviolet light, shall be included in the definition of EPROM.

               Section 1.8. "Flash Memory" shall mean a non-volatile semiconductor memory device incorporating floating gate structure cells, which device is programmable and erasable by electrically injecting and electrically discharging electric charges into and from floating gates. The device mainly consists of such floating gate structure cells, with auxiliary logic circuits, if any, where such logic circuits are used solely for memory operation or interface to other products.

               Section 1.9.  "Governmental Approvals" shall mean
all approvals, consents, authorizations and similar actions from all Governmental Authorities that the parties agree are desirable in order to consummate the transactions hereunder.

               Section 1.10.  "Governmental Authority" shall mean
any foreign, domestic, national, federal, territorial, prefectural, state or local governmental authority, quasi-governmental authority, court, government or self-regulatory, administrative or other agency, or any political or other subdivision, department, or branch of any of the foregoing.

               Section 1.11.  "Incorporated Product", with
respect to a party, shall mean a product, other than an NVM or a Memory Card, into which such party has incorporated NVM(s) made by or for such party or JV, or portions of such NVM(s). Without limitation, Incorporated Product shall include both (a) an information handling system, circuit board or multichip module that incorporates such NVM(s) or (b) a Semiconductor Product that incorporates circuits of such NVM(s) with other circuits.

               Section 1.12. "IPR" or "Intellectual Property Rights", (a) with respect to a party, shall mean such party's Patents, Proprietary Information and Other IPR, and (b) with respect to a third party, shall mean the equivalents of the foregoing, except that, in any case, IPR shall exclude trademarks, service marks, trade names and their equivalents, and any contraction, abbreviation, or simulation thereof.

               Section 1.13.  "Joint Development Agreement" shall
mean the Joint Development Agreement as defined in the Joint
Venture Agreement, and any amendments or modifications thereto.

               Section 1.14.  "Joint Venture Agreement" shall
mean that certain joint venture agreement to be entered into by the parties concurrently with this Agreement, and any amendments or modifications thereto.

               Section 1.15.  "Joint Venture License Agreement"
shall mean the Joint Venture License Agreement as defined in the Joint Venture Agreement, and any amendments or modifications thereto.

               Section 1.16.  "JV" shall mean Fujitsu AMD
Semiconductor Limited, a Japanese corporation being formed by AMD and Fujitsu pursuant to the Joint Venture Agreement.

               Section 1.17. [Intentionally omitted]

               Section 1.18.   "Licensed Product" shall mean any
of the items described in the following clauses (a) through (c) and/or parts thereof:

               (a)  Semiconductive Material;

               (b)  Auxiliary Part; or

               (c)  Semiconductor Product.

Licensed Products shall include NVMs and Memory Cards, unless otherwise expressly provided herein.

               Section 1.19.  "Manufacturing Apparatus" shall
mean any instrumentality or aggregate of instrumentalities primarily designated for use in the fabrication of Licensed
Products.

               Section 1.20. "Memory Card" shall mean an EPROM or Flash Memory card, module or board which consists mainly of NVM(s) and auxiliary semiconductor logic, if any, where such auxiliary semiconductor logic is used solely for memory operation or interface to other products.

               Section 1.21.  "Nondisclosure Agreements" shall
mean the Nondisclosure Agreements between Fujitsu and AMD dated
March 12, 1992 and July 20, 1992 and the Confidentiality
Agreement between Fujitsu and AMD dated October 16, 1992.

               Section 1.22. "Non-Semiconductor Group", with respect to a party, shall mean the party's internal group or other organization that is not the Semiconductor Group of such party. It is understood that AMD currently does not have such a Non-Semiconductor Group. Should AMD elect to form a Non-Semiconductor Group in the future, such Group shall at that time have all of the rights and privileges, subject to the obligations, of a Non-Semiconductor Group hereunder.

               Section 1.23. "NVM" or "Non-Volatile Memory", with respect to a party, shall mean any EPROM or Flash Memory in wafer, die or packaged device form manufactured using wafer processes with geometries of 0.5 micron or less that embodies, incorporates or is subject to (or is manufactured through processes or methods that embody, incorporate or are subject to) IPR of the other party.

               Section 1.24. "Other IPR", with respect to a party, shall mean all mask work rights and copyrights relating to software or microcode, and the equivalents of the foregoing (under the laws of any jurisdiction, including without limitation, all applications and registrations with respect thereto) that both (a) are covered, embodied, or incorporated in the materials or information deliberately provided by such party to the other party in accordance with the Joint Development Agreement or the Nondisclosure Agreements, or deliberately provided by such party to JV or by JV to such party in accordance with the Joint Venture License Agreement and (b) are wholly owned by such party or as to which, and only to the extent and subject to the conditions under which, such party has the right, as of the Effective Date or thereafter during the term of this Agreement, to grant licenses or sublicenses of the scope granted herein, without such grant resulting in the payment of royalties or other consideration to third parties (unless and until the other party undertakes to reimburse such party for any payments so made, in which case such mask work rights and copyrights and equivalents shall be included within such party's Other IPR), except for payments to a Subsidiary of such party sublicensed hereunder or payments to third parties for Other IPR developed or created by such third parties while employed by such party or any Subsidiary of such party sublicensed hereunder.

               Section 1.25. "Patents", with respect to a party, shall mean all classes or types of patents, utility models, design patents and reissues, importations and confirmations thereof, and other indicia of ownership, and respective applications therefor of all countries of the world, provided such indicia of ownership or applications therefor meet both the following conditions: (a) have a filing date, or claim the benefit of a filing date, prior to the expiration or termination of this Agreement, and (b) are wholly owned by such party prior to the expiration or termination of this Agreement, or as to which, and only to the extent and subject to the conditions under which, such party has the right, as of the Effective Date or thereafter during the term of this Agreement, to grant licenses or sublicenses of the scope granted herein, without such grant resulting in the payment of royalties or other consideration to third parties (unless and until the other party undertakes to reimburse such party for any payments so made, in which case such patents shall be included within such party's Patents), except for payments to a Subsidiary of such party sublicensed hereunder or payments to third parties for inventions made by such third parties while employed by such party or any Subsidiary of such party sublicensed hereunder.

               Section 1.26. "Pilot Product", with respect to a party, shall mean (i) an NVM wafer manufactured by or for (except by the JV) such party or (ii) an NVM die or packaged device made by or for (except by the JV) such party from such NVM wafer.

               Section 1.27.  [CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION].

               Section 1.28. "Proprietary Information", with respect to a party, shall mean any trade secrets, copyrighted material (except as is otherwise provided in this Section 1.28), know-how, data, formula, processes, confidential information, or other information, tangible or otherwise, of such party that both
(a) comes to the knowledge of the other party (whether or not deliberately provided by such party) in the course of performing the Joint Development Agreement or the Joint Venture License Agreement or pursuant to the Nondisclosure Agreements, and (b) is wholly owned by such party or as to which, and only to the extent and subject to the conditions under which, such party has the right, as of the Effective Date or thereafter during the term of this Agreement, to grant licenses or sublicenses of the scope granted herein, without such grant resulting in the payment of royalties or other consideration to third parties (unless and until the other party undertakes to reimburse such party for any payments so made, in which case such information shall be included within such party's Proprietary Information), except for payments to a Subsidiary of such party sublicensed hereunder or payments to third parties for Proprietary Information developed or created by such third parties while employed by such party or any Subsidiary of such party sublicensed hereunder. Proprietary Information does not include mask work rights or copyrights relating to software or microcode or the equivalents of such rights.

               Section 1.29. "Semiconductor Group", with respect to a party, shall mean the internal group or other organization of such party currently having as its primary activities the research and development, making and selling of Semiconductor Products to the semiconductor merchant market, and controlling semiconductor-related IPR arising by virtue of such activities.

               Section 1.29.1.  The Fujitsu Semiconductor Group
currently consists of (and is limited to) the Electronic Devices

Group of Fujitsu, and will consist in the future of any successor organization(s) which succeeds to the semiconductor-related research and development, making, selling and/or IPR of the Electronic Devices Group.

               Section 1.29.2.  The AMD Semiconductor Group
currently consists of AMD in its entirety, and will consist in the future of any successor organization(s) which succeeds to the semiconductor-related research and development, making, selling and/or IPR of any current AMD operations.

               Section 1.30.  "Semiconductor Product" shall mean:

               (a)  a Semiconductive Element; or

               (b) a Semiconductive Element and one or more films of conductive, semiconductive or insulating materials formed on a surface or surfaces of such Semiconductive Element, said film or films comprising one or more conductors, active or passive electrical circuit elements, or any combination thereof; or

               (c) a unitary assembly consisting of one or more of the elements described in clauses (a) and/or (b) of this
Section 1.30 having a fixed permanent physical relationship established therebetween; or

               (d)  a unitary assembly consisting primarily of
(i) one or more of the elements described in clauses (a), (b) and/or (c) of this Section , and (ii) one or more film devices having a fixed permanent physical relationship established therebetween.

Semiconductor Product includes, if provided therewith as a part thereof, (i) Auxiliary Parts and (ii) additional electrical circuits constituted thereby and integrally included therein, provided that such Auxiliary Parts and additional electrical circuits are incidental to the functionality of such Semiconductor Products.

               Section 1.31. "Semiconductive Element" shall mean an element consisting primarily of a body of Semiconductive Material having a plurality of electrodes associated therewith, whether or not said body consists of a single Semiconductive Material or of a multiplicity of such materials, whether or not said body has, therein and/or thereon, one or more junctions and whether or not said body includes one or more layers or other regions (constituting substantially less than the whole of said body) of a material or materials which are of a type other than Semiconductive Material, and if provided as a part thereof, said element includes passivating means thereof.

               Section 1.32. "Semiconductive Material" shall mean any material whose conductivity is intermediate to that of metals and insulators at room temperature and whose conductivity increases with increasing temperature over some temperature range.

               Section 1.33. "Subsidiary", with respect to a party, shall mean any corporation, partnership or other entity, more than fifty percent (50%) of whose shares or ownership interests entitled to vote for the election of directors (other than any shares whose voting rights are subject to restriction) or, in the case of a noncorporate entity, the equivalent interests, are owned or controlled by such party, directly or indirectly, now or hereafter, but such corporation, partnership or other entity shall be deemed to be a Subsidiary only for so long as such ownership or control exists.

               Section 1.34.  "Transitional Event" shall mean the
earlier to occur of (i) termination or expiration of the Joint
Venture Agreement, (ii) dissolution of the JV, or (iii) Fujitsu or AMD ceasing to be a shareholder of the JV.


     Article 2.     MUTUAL RELEASE.

               Section 2.1. Fujitsu hereby releases, acquits and forever discharges AMD hereunder from any and all claims or liability for infringement or alleged infringement of any Fujitsu IPR by performance of acts prior to the Effective Date which, if performed on or after the Effective Date, would be acts licensed, sublicensed or immunized hereunder.

               Section 2.2. AMD hereby releases, acquits and forever discharges Fujitsu hereunder from any and all claims or liability for infringement or alleged infringement of any AMD IPR by performance of acts prior to the Effective Date which, if performed on or after the Effective Date, would be acts licensed, sublicensed or immunized hereunder.


     Article 3.     GRANTS OF LICENSE.

               Section 3.1.  Fujitsu hereby grants to AMD a non-
exclusive and non-transferable license under Fujitsu IPR:

               (a) to make, have made (it being understood that for purposes of this Agreement the terms "make" and "have made" shall include the acts of assembling, packaging, and/or testing), use, sell, lease, or otherwise dispose of Licensed Products and Incorporated Products anywhere in the world, but excluding [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], NVMs and Memory Cards, except as otherwise specified in Attachment B; and

               (b) to make, have made and use Manufacturing Apparatuses anywhere in the world, and to sell, lease, or otherwise dispose of such Manufacturing Apparatuses anywhere in the world, provided that such sale, lease or other disposition is incidental to a technology license to make Licensed Products to which such Manufacturing Apparatuses relate.

               Section 3.2.  AMD hereby grants to Fujitsu a non-
exclusive and non-transferable license under AMD IPR:

               (a) to make, have made, use, sell, lease, or otherwise dispose of Licensed Products and Incorporated Products anywhere in the world, but excluding [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], NVMs and Memory Cards, except as otherwise specified in Attachment B; and

               (b) to make, have made and use Manufacturing Apparatuses anywhere in the world, and to sell, lease, or otherwise dispose of such Manufacturing Apparatuses anywhere in the world, provided that such sale, lease or other disposition is incidental to a technology license to make Licensed Products to which such Manufacturing Apparatuses relate.

               Section 3.3. Fujitsu and AMD agree that upon the occurrence of a Transitional Event, whether or not it results in termination under Article 9, or upon the assumption by or on behalf of a party (including a bankruptcy trustee or representative or debtor in possession) of the rights and obligations of this Agreement in a bankruptcy or insolvency proceeding involving such party, the licenses under Sections 3.1 and 3.2, respectively, shall automatically, without further action by either party, be changed so that the licenses become licenses to make, have made, use, sell, lease or otherwise dispose of any volume of Licensed Products, including NVMs and Memory Cards, anywhere in the world not subject to the conditions of Attachment B, but excluding, in the case of Section 3.1, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and, in the case of
Section 3.2, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

               Section 3.4.

               Section 3.4.1. Notwithstanding anything to the contrary in Sections 1.12 and 3.1, Articles 4 and 5, or any other provision of this Agreement:

               (a) The rights, licenses and immunities granted by Fujitsu hereunder to AMD (and the definition of "IPR" included in such grant) shall exclude IPR of any Fujitsu Non-Semiconductor
Group except that:

                    (i) Such Fujitsu Non-Semiconductor Group, at its option, may grant to the AMD Semiconductor Group a license of such Fujitsu Non-Semiconductor Group's Patents that relate to (A) processes for manufacturing Licensed Products, (B) the device structure (but not circuits) of Licensed Products, or (C) the materials comprising Licensed Products (collectively, "Semiconductor-Related"). Unless such Fujitsu Non-Semiconductor Group grants such a license to the AMD Semiconductor Group and such license is otherwise of a scope that is equivalent to that of Section 3.1, such Fujitsu Non-Semiconductor Group may not exercise the rights, licenses and immunities granted hereunder to

Fujitsu with respect to Licensed Products, except Licensed
Products that are made by or for Fujitsu Semiconductor Group, a Subsidiary sublicensed hereunder, the JV or another Non-
Semiconductor Group that has acquired the right (pursuant to this Section 3.4.1(a)(i)) to exercise such rights, licenses and immunities granted hereunder to Fujitsu.

                    (ii) If the Fujitsu Semiconductor Group
provides or makes available to AMD information, material or technology in connection with activities related to the Joint Development Agreement or the Joint Venture License Agreement, and such information, material or technology embodies, incorporates or is subject to any Semiconductor-Related IPR of a Fujitsu Non-Semiconductor Group that is used by the Fujitsu Semiconductor Group, the Fujitsu Semiconductor Group shall (unless such Fujitsu Non-Semiconductor Group has granted a license of such IPR pursuant to clause (i)) arrange for a license or immunity from suit under such IPR to the AMD Semiconductor Group, provided that AMD shall pay any related reasonable license fees or royalties. Such license or immunity shall otherwise be of a scope equivalent to that of Section 3.1, but shall be no broader than the rights of the Fujitsu Semiconductor Group to such IPR.

                    (b)  An AMD Non-Semiconductor Group may, at
its option, obtain a license hereunder of the circuit Patents of the Fujitsu Semiconductor Group. Such license shall be of a
scope equivalent to that of Section 3.1.   If such AMD Non-
Semiconductor Group obtains such a license, it shall grant back to the Fujitsu Semiconductor Group a license hereunder of such AMD Non-Semiconductor Group's circuit Patents. Such license shall otherwise be of a scope equivalent to that of Section 3.2.

               Section 3.4.2. Notwithstanding anything to the contrary in Sections 1.12 and 3.2, Articles 4 and 5, or any other provision of this Agreement:

               (a) The rights, licenses and immunities granted by AMD hereunder to Fujitsu (and the definition of "IPR" included in such grant) shall exclude IPR of any AMD Non-Semiconductor
Group except that:

                    (i) Such AMD Non-Semiconductor Group, at its option, may grant to the Fujitsu Semiconductor Group a license of such AMD Non-Semiconductor Group's Semiconductor-Related Patents. Unless such AMD Non-Semiconductor Group grants such a license to the Fujitsu Semiconductor Group and such license is otherwise of a scope that is equivalent to that of
Section 3.2, such AMD Non- Semiconductor Group may not exercise the rights, licenses and immunities granted hereunder to AMD with respect to Licensed Products, except Licensed Products that are made by or for AMD Semiconductor Group, a Subsidiary sublicensed hereunder, the JV or another Non-Semiconductor Group that has acquired the right (pursuant to this Section 3.4.2(a)(i)) to exercise such rights, licenses and immunities granted hereunder to AMD.

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
                    (ii) If the AMD Semiconductor Group provides or makes available to Fujitsu information, material or technology in connection with activities related to the Joint Development Agreement or the Joint Venture License Agreement, and such information, material or technology embodies, incorporates or is subject to any Semiconductor-Related IPR of an AMD Non-Semiconductor Group that is used by the AMD Semiconductor Group, the AMD Semiconductor Group shall (unless such AMD Non-Semiconductor Group has granted a license of such IPR pursuant to clause (i)) arrange for a license or immunity from suit under such IPR to the Fujitsu Semiconductor Group, provided that Fujitsu shall pay any related reasonable license fees or royalties. Such license or immunity shall otherwise be of a scope equivalent to that of Section 3.2, but shall be no broader than the rights of the AMD Semiconductor Group to such IPR.

               (b) A Fujitsu Non-Semiconductor Group may, at its option, obtain a license hereunder of the circuit Patents of the AMD Semiconductor Group. Such license shall be of a scope equivalent to that of Section 3.2. If such Fujitsu Non-Semiconductor Group obtains such a license, it shall grant back to the AMD Semiconductor Group a license hereunder of such Fujitsu Non-Semiconductor Group's circuit Patents. Such license shall otherwise be of a scope equivalent to that of Section 3.1.

               Section 3.5. Fujitsu and AMD agree that they have given full consideration to the value of the IPR of the other party and to the costs, benefits, burdens and uncertainties of assessing such value. Fujitsu and AMD further agree that they have given full consideration to the possibility that one or more patents of the other party may be invalid or unenforceable, and the Other IPR and Proprietary Information of the other party may decline or increase in value after the Effective
Date. Based on the foregoing, Fujitsu and AMD have determined that the rights granted hereunder are [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] contained in this Agreement and that any change in the circumstances under which this Agreement is entered into (including a final determination as to the invalidity or unenforceability of a patent) shall not effect such determination.

               Section 3.6. Notwithstanding anything else contained herein, AMD acknowledges that the licenses granted in Section 3.1 do not include any rights with respect to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION] and Fujitsu acknowledges that the licenses granted in Section 3.2 do not include any rights with respect to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Parties acknowledge that the exclusion of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION] from the licenses granted to AMD in
Section 3.1(a) is based on current conditions with respect to the role of [CONFIDENTIAL INFORMATION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the business and operations of AMD. Each party agrees to negotiate in good faith if, based on a change in such business and operations, the other party wishes to omit such exclusion.

     Article 4.     IMMUNITY FOR CUSTOMERS AND USERS.

               Section 4.1. Fujitsu hereby forever grants to the customers and users of Licensed Products or Incorporated Products that are sold, leased or otherwise disposed of by AMD pursuant to, and subject to the conditions of, this Agreement a worldwide, royalty-free and non-exclusive immunity from suit, damages and claims by Fujitsu under Fujitsu IPR to use, sell, lease or otherwise dispose of such Licensed Products or Incorporated Products, provided that such royalty-free immunity for such customers and users shall extend only to the use, sale, lease or other disposition of such particular Licensed Products or Incorporated Products that such customers and users obtained directly or indirectly from AMD. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The sale, lease, or other disposition to customers and users of Licensed Products or Incorporated Products by AMD does not convey any license, by implication, estoppel, or otherwise, to such customers and users under Patent claims covering combinations of such Products with other devices or elements.

               Section 4.2.  AMD hereby forever grants to the
customers and users of Licensed Products or Incorporated Products

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
that are sold, leased or otherwise disposed of by Fujitsu pursuant to, and subject to the conditions of, this Agreement a worldwide, royalty-free and non-exclusive immunity from suit, damages and claims by AMD under AMD IPR to use, sell, lease or otherwise dispose of such Licensed Products or Incorporated Product, provided that such royalty-free immunity for such customers and users shall extend only to the use, sale, lease or other disposition of such particular Licensed Products or Incorporated Products that such customers and users obtained directly or indirectly from Fujitsu. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The sale, lease, or other disposition to customers and users of Licensed Products or Incorporated Products by Fujitsu does not convey any license, by implication, estoppel, or otherwise, to such customers and users under Patent claims covering combinations of such Products with other devices or elements.


     Article 5.     SUBLICENSE.

               Section 5.1. Each party shall have the right to grant sublicenses of the rights, licenses and immunities granted to such party under Section 3.1 or 3.2, as well as Articles 2 and 4 and this Article 5, to a Subsidiary of such party but subject to the condition that such Subsidiary grants a license to the other party hereunder of the Patents, if any, of such Subsidiary, as follows: If such Subsidiary is subject to control by a Non-Semiconductor Group, such grant-back license (a) shall be to the Semiconductor Group of the other party and (b) shall be of Semiconductor-Related (as defined in Section 3.4.1(a)(i)) Patents. If such Subsidiary is subject to control by the Semiconductor Group, such license (a) shall be to the other party as a whole and (b) shall be of all Patents of such Subsidiary. Any such license shall otherwise be of a scope equivalent to that of Section 3.1 or 3.2 (as applicable). It is hereby stated, for confirmation purposes, that (i) it is an option, and not an obligation, for a Subsidiary to grant such a license, unless and until such Subsidiary elects to be granted a sublicense of such rights, licenses and immunities, and (ii) even without obtaining such a sublicense, a Subsidiary of a party may exercise the rights, licenses and immunities granted hereunder to the same extent as a Non-Semiconductor Group of such party that has not granted a license to the other party's Semiconductor Group under
Section 3.4.1(a)(i) or 3.4.2(a)(i).

               Section 5.2.   If requested by a party, the other
party shall cause a Subsidiary actually controlled by the Semiconductor Group of such other party to grant a license to such party under Section 5.1.

               Section 5.3. If the Semiconductor Group of a party provides or makes available to the other party information, material or technology in connection with activities related to the Joint Development Agreement or the Joint Venture License Agreement, and such information, material or technology embodies, incorporates or is subject to any Semiconductor-Related (as defined in Section 3.4.1(a)(i)) IPR of a Subsidiary of such party that is used by such Semiconductor Group, such Semiconductor Group shall (unless such Subsidiary has granted a license to such other party pursuant to Section 5.1) arrange for a license or immunity from suit under such IPR to the Semiconductor Group of such other party, provided that such other party shall pay any related reasonable license fees or royalties. Such license or immunity shall otherwise be of a scope equivalent to that of
Section 3.1 or 3.2.

               Section 5.4.   A party shall not have the right to
grant sublicenses hereunder except as provided herein.

     Article 6.     CONFIDENTIALITY.

               Section 6.1. Except as expressly authorized by the other party (including without limitation the exercise of the rights granted to a party under this Agreement, the Joint Development Agreement and the Joint Venture License Agreement) each party agrees not to disclose, use or permit the disclosure or use by others of any Confidential Information unless and to the extent such Confidential Information (i) is not marked or designated in writing as confidential and is provided for a purpose that reasonably contemplates disclosure to or use by others, (ii) becomes a matter of public knowledge through no action or inaction of the party receiving the Confidential Information, (iii) was in the receiving party's possession before receipt from the party providing such Confidential Information,
(iv) is rightfully received by the receiving party from a third party without any duty of confidentiality, (v) is disclosed to a third party by the party providing the Confidential Information without a duty of confidentiality on the third party, (vi) is disclosed by the receiving party despite the exercise of the same degree of care used by the receiving party to safeguard its own similar Confidential Information, but the receiving party shall take all necessary steps to prevent any further disclosure, (vii) is disclosed with the prior written approval of the party providing such Confidential Information, or (viii) is independently developed by the receiving party without any use of the other party's Confidential Information. Confidential Information shall not be deemed to be available to the general public for the purpose of exclusion (ii) above with respect to each party (x) merely because it is embraced by more general information in the prior possession of the receiving party or others, or (y) merely because it is expressed in public literature in general terms not specifically in accordance with the Confidential Information.

               Section 6.2.  In furtherance, and not in
limitation of the foregoing Section 6.1, each party agrees to do the following with respect to any such Confidential Information:
(i) exercise the same degree of care to safeguard the confidentiality of, and prevent the unauthorized use of, such information as that party exercises to safeguard the confidentiality of its own Confidential Information, (ii) restrict disclosure of such information to those of its employees, agents and sublicensees who have a "need to know", and
(iii) instruct and require such employees, agents and sublicensees to maintain the confidentiality of such information and not to use such information except as expressly permitted herein. Each party further agrees not to remove or destroy any proprietary or confidential legends or markings placed upon any documentation or other materials.

               Section 6.3.  The foregoing confidentiality
obligations shall also apply to the contents of this Agreement.

               Section 6.4. The obligations under this Article 6 shall not prevent the parties from disclosing the Confidential Information or terms of this Agreement to any government agency or body as required by law (provided that the party required to make such disclosure in such circumstances has given the other party prompt notice prior to making such disclosure so that the other party may seek a protective order or other appropriate remedy prior to such disclosure and cooperates fully with such other party in seeking such order or remedy).

               Section 6.5. The obligations under this Article 6 shall apply with respect to any Confidential Information for a period of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of disclosure of such Confidential Information to the receiving party, unless with respect to any particular Confidential Information the providing party in good faith notifies the receiving party in writing that a longer period shall apply, in which case the obligations under this Article 6 with respect to such Confidential Information shall apply for such longer period.

     Article 7.     USE OF PROPRIETARY INFORMATION AND COMMINGLED
                    TECHNOLOGY.


              Section 7.1. The parties hereto agree that each party shall have the right to freely use for internal purposes, in accordance with the provisions of Article 6, the Proprietary Information or Other IPR received from the other party. Neither party will knowingly provide to a third party the distinct and independent Proprietary Information or Other IPR received from the other party, except as may be permitted under this Agreement, the Joint Development Agreement or the Joint Venture License Agreement. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Both parties shall treat Commingled Technology with the same degree of care with respect to its transfer to and use by third part(ies) (including the imposition of confidentiality obligations on any transferee) as they take with respect to their own Proprietary Information and Other IPR.

               Section 7.2. Nothwithstanding anything else contained herein, Fujitsu and AMD each hereby grants [CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION].


     Article 8.     WARRANTIES, LIMITATION ON LIABILITY, AND
                    COVENANTS.

               Section 8.1. Each party hereto represents and warrants to the other party that it has the right, and will continue during the term of this Agreement to have the right, to grant to or for the benefit of the other party the rights and licenses granted hereunder in accordance with the terms of this Agreement and such grant of rights and licenses does not, and will not during the term of this Agreement, conflict with the rights and obligations of such party under any other license, agreement, contract or other undertaking. Each party shall indemnify, hold harmless and defend the other party against a breach by such party of this Section 8.1.

               Section 8.2.  Nothing contained in this Agreement
shall be construed as:

               (a) a warranty or representation by any of the parties hereto or its Subsidiaries sublicensed hereunder as to the validity or scope of any Fujitsu IPR or AMD IPR, as the case may be; or

               (b)  conferring upon any party hereto or its
Subsidiaries sublicensed hereunder any license, right or privilege under any patents, utility models, design patents, copyrights, mask work rights or trade secrets except the licenses, rights and privileges expressly granted hereunder; or

               (c) a warranty or representation that any acts licensed or sublicensed hereunder will be free from infringement of patents, utility models, design patents, copyrights, mask work rights or trade secrets other than those under which licenses, rights and privileges have been expressly granted hereunder; or

               (d) an arrangement to bring or prosecute actions or suits against third parties for infringement or conferring any right to bring or prosecute actions or suits against third parties for infringement; or

               (e) conferring any right to use in advertising, publicly or otherwise, any trademark, service mark, trade name or their equivalent, or any contraction, abbreviation or simulation thereof, of either party hereto or their Subsidiaries sublicensed hereunder.

               Section 8.3. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY HERETO MAKES ANY WARRANTIES, WHETHER EXPRESS OR OTHERWISE, CONCERNING ANY IPR, TECHNOLOGY, PRODUCTS, PROCESSES, DESIGNS, DOCUMENTS OR INFORMATION LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES OF FREEDOM FROM ERRORS OR DEFECTS, OR WARRANTIES OF NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, AND NEITHER PARTY SHALL BE RESPONSIBLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT OR ANY IPR, TECHNOLOGY, PRODUCTS, PROCESSES, DESIGNS, DOCUMENTS OR INFORMATION LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT.

     Article 9.     TERM AND TERMINATION.

               Section 9.1. Term. This Agreement shall become effective on the Effective Date and shall, unless and until earlier terminated hereunder, remain in effect until the later to occur of (i) the tenth anniversary date of the Effective Date and

(ii) the date of a Transitional Event, at which time this Agreement shall terminate. At the request of either party, both parties shall negotiate in good faith to extend the term of this Agreement, with or without amendment to the provisions hereof.

               Section 9.2.  Termination.  Termination of this
Agreement may result from the events listed below. Each party agrees to give prompt written notice to the other party of the happening of any such event.

               (a)  If either party hereto defaults in the
performance of any material obligation hereunder, the non-defaulting party may give written notice thereof and the parties shall discuss the problem arising from such default in good faith and seek to resolve such problem. If such default is not corrected or otherwise addressed by the defaulting party to the reasonable satisfaction of the non-defaulting party within ninety
(90) days after the written notice of such default, then the non-defaulting party may, in addition to any other remedies it may have, terminate this Agreement by written notice. This Agreement shall terminate on the thirtieth (30th) day after such notice of termination.

               (b)  Each party hereto may terminate this
Agreement, by giving written notice of termination to the other party at any time, upon or after:

                    (i)    the filing by such other party of a
petition in bankruptcy or insolvency;

                    (ii) any adjudication that such other party is bankrupt or insolvent;

                    (iii)  the filing by such other party of any
legal action or document seeking reorganization, readjustment or arrangement of such other party's business under any law relating to bankruptcy or insolvency;

                    (iv) the appointment of a receiver or
bankruptcy trustee for all or substantially all of the property of such other party;

                    (v)  the making by such other party of a
general assignment for the benefit of creditors; or

                    (vi) the institution of any proceedings for the liquidation or winding up of such other party's business or for the termination of its corporate charter, provided, in the event such proceedings are involuntary, the proceedings are not dismissed within ninety (90) days.

               (c)  If at any time during the term of this
Agreement, (i) a party incurs in one transaction or a series of related transactions a change in ownership of more than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of its capital stock, (ii) a party consolidates with or merges with or into another corporation, partnership or other entity, whether or not such party is the surviving entity of such transaction, unless immediately after such consolidation or merger shareholders of such party prior to the transaction continue to own more than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the outstanding shares of stock entitled to vote for the election of directors of such new or surviving entity, or (iii) a party sells, assigns or otherwise transfers all or substantially all of the business or assets of such party relating to its semiconductor merchant market business to a third party, the other party may terminate this Agreement upon thirty (30) days' advance written notice to such party, provided, in each case, that the terminating party must exercise such right no later than one (1) year after receiving written notice from the other party of such transaction.

               Section 9.3.   Effect of Termination.

               (a) Except as otherwise provided in this Section 9.3, all rights and obligations of the parties hereunder shall cease upon termination or expiration of this Agreement, with the exception of the rights and obligations of the parties under Articles 2, 4, 6, 7, 8, 9 and 10 and Sections 3.3 and 3.5, which shall survive termination or expiration of this Agreement.

               (b) In the event of termination of this Agreement pursuant to Section 9.1, the licenses granted by a party under
Article 3 or any sublicenses granted by a party under Article 5, including the modification pursuant to Section 3.3, shall survive such termination of this Agreement with respect to any IPR licensed as of the date of such termination of this Agreement until expiration of such IPR. Should any of the events described in clauses (i) through (iii) of Section 9.2(c) ("Change of Control") occur with respect to a party during the period in which license rights are surviving pursuant to this Section 9.3(b), the other party shall have the right to exercise the rights of a Terminating Party as described in Sections 9.3(c) and
(d), and the rights of the parties shall thereafter be as set forth in Sections 9.3(c) and (d) rather than this Section 9.3(b).

               (c)  If a party (the "Terminating Party")
terminates this Agreement pursuant to Section 9.2, the licenses granted by the Terminating Party to the other party (the "Terminated Party") under Article 3, or any sublicenses granted by the Terminated Party under Article 5, shall survive such termination with respect to IPR licensed as of the date of such termination of this Agreement until expiration of such IPR, except that with respect to Patents such post-termination licenses and sublicenses shall be limited solely to (i) Incorporated Products and Licensed Products being made or have made and sold by the Terminated Party and its Subsidiaries sublicensed hereunder at the time of such termination and modifications thereof that do not add functionality ("Existing Products") and (ii) process Patents licensed at the time of such termination ("Existing Process Patents"), whether such Existing Process Patents are used in the manufacture of Existing Products or other Incorporated Products or Licensed Products, but subject in any event to the requirements of Section 9.3(d).

               (d) If a Change of Control occurs with respect to the Terminated Party, whether in connection with termination of this Agreement or thereafter:

                    (i)  beginning on the date of such Change of
Control, the licenses granted by the Terminating Party to the Terminated Party under Article 3, or any sublicenses granted by the Terminated Party under Article 5, with respect to Patents shall be limited solely to manufacture and sale of Existing Products and (notwithstanding Section 9.3 (c)(ii)) use of Existing Process Patents to make or have made only Existing Products, in each case only in the operations of the Terminated Party as such operations existed at the time of such Change of Control, and

                    (ii)   such licenses or sublicenses shall
terminate on the date of such Change of Control or five years after termination of this Agreement (whichever is later), unless (and only for so long as) the Terminating Party, its Subsidiaries sublicensed hereunder and their customers have a world-wide, royalty-free and non-exclusive immunity from suit, damages and claims under all patents and patent applications of the Terminated Party and the third party that, directly or indirectly, controls the Terminated Party relating to Licensed Products or Incorporated Products.

               (e) Upon termination of this Agreement by the Terminating Party pursuant to Section 9.2, the licenses granted by the Terminated Party to the Terminating Party under Article 3, or any sublicenses granted by the Terminating Party under
Article 5, shall survive such termination of this Agreement with respect to any IPR licensed as of such termination until expiration of such IPR, as if such termination had occurred as described in Sections 9.1 and 9.3(b), except that with respect to Patents such post-termination licenses and sublicenses shall be subject to the requirements of Section 9.3(f).

               (f) If a Change of Control occurs with respect to the Terminating Party, whether in connection with termination of this Agreement or thereafter:

                    (i)    beginning on the date of such Change
of Control, the licenses granted by the Terminated Party to the Terminating Party under Article 3, or any sublicenses granted by the Terminating Party under Article 5, with respect to Patents shall be limited solely to manufacture and sale of Existing Products and use of Existing Process Patents to make or have made only Existing Products, in each case only in the operations of the Terminating Party as such operations existed at the time of such Change of Control, and

                    (ii)   such licenses or sublicenses shall
terminate on the date of such Change of Control or five years after termination of this Agreement (whichever is later), unless

(and only for so long as) the Terminated Party, its Subsidiaries sublicensed hereunder and their customers have a world-wide, royalty-free and non-exclusive immunity from suit, damages and claims under all patents and patent applications of the Terminating Party and the third party that, directly or indirectly, controls the Terminating Party relating to Licensed Products or Incorporated Products.

     Article 10.    MISCELLANEOUS.

               Section 10.1. Force Majeure. Neither party shall be liable for failure to perform, in whole or in material part, its obligations under this Agreement if such failure is caused by any event or condition not existing as of the date of this Agreement and not reasonably within the control of the affected party, including, without limitation, by fire, flood, typhoon, earthquake, explosion, strikes, labor troubles or other industrial disturbances, unavoidable accidents, war (declared or undeclared), acts of terrorism, sabotage, embargoes, blockage, acts of Governmental Authorities, riots, insurrections, or any other cause beyond the control of the parties; provided, that the affected party promptly notifies the other party of the occurrence of the event of force majeure and takes all reasonable steps necessary to resume performance of its obligations so interfered with.

               Section 10.2. Assignment. Neither this Agreement nor any of the rights and obligations created hereunder may be assigned, transferred, pledged, or otherwise encumbered or disposed of, in whole or in part, whether voluntary or by operation of law, or otherwise, by either party without the prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties' permitted successors and assigns.

               Section 10.3.  Notices.  All notices and
communications required, permitted or made hereunder or in connection herewith shall be in writing and shall be mailed by first class, registered or certified air mail, postage prepaid, or otherwise delivered by hand or by messenger, or by recognized courier service (with written receipt confirming delivery), addressed:

     (a)  If to FUJITSU, to:

     Mail or Hand Delivery:

     FUJITSU LIMITED
     1015 Kamikodanaka, Nakahara-ku
     Kawasaki-shi 211, JAPAN
     Attn:  Masaichi Shinoda
     General Manager
     Business Development Division
     Electronic Devices

     with a copy to:

     Mail or Hand Delivery:

     FUJITSU LIMITED
     Marunouchi Center Bldg., 6-1
     Marunouchi 1-chome
     Chiyoda-ku, Tokyo 100, JAPAN
     Attn:  Gen Iseki
     General Manager, Legal Division

     (b)  If to AMD, to:

     Mail:

     Mikio Ishimaru, Esq.
     Director of Technology Law
     Advanced Micro Devices, Inc., MS 68
     P. O. Box 3453
     Sunnyvale, CA 94088-3453
     U.S.A.

     Hand Delivery:

     3625 Peterson Way
     Santa Clara, CA 95054
     U.S.A.

     with a copy to:

     Mail:

     Senior Vice President, Operations
     Advanced Micro Devices, Inc.
     P. O. Box 3453
     Sunnyvale, CA 94088-3453
     U.S.A.
     Attn:  Gene Conner

     Hand Delivery:

     915 DeGuigne Drive
     Sunnyvale, CA 94086
     U.S.A.

     Each such notice or other communication shall for all purposes hereunder be treated as effective or as having been given as follows: (i) if delivered in person, when delivered;
(ii) if sent by airmail, at the earlier of its receipt or at 5 pm, local time of the recipient, on the seventh day after deposit in a regularly maintained receptacle for the deposition of airmail; and (iii) if sent by recognized courier service, on the date shown in the written confirmation of delivery issued by such delivery service. Either party may change the address and/or addressee(s) to whom notice must be given by giving appropriate written notice at least seven (7) days prior to the date the change becomes effective.

               Section 10.4 Export Control. Without in any way limiting the provisions of this Agreement, each of the parties hereto agrees that no products, items, commodities or technical data or information obtained from a party hereto nor any direct product of such technical data or information is intended to or shall be exported or reexported, directly or indirectly, to any destination restricted or prohibited by Applicable Law without necessary authorization by the Governmental Authorities, including (without limitation) the Japanese Ministry of International Trade and Industry, the United States Bureau of Export Administration (the "BEA") or other Governmental Authorities of the United States with jurisdiction with respect to export matters. Without limiting the generality of the foregoing, each party hereto agrees that it will not, without authorization from the Office of Export Licensing of the BEA, knowingly export or reexport to a destination outside of the United States General License GTDR technical data or information of United States origin subject to this Agreement, or the direct product thereof, or the product of a plant or major component of a plant that is the direct product thereof, without first providing any applicable export assurances to the exporting party.

               Section 10.5.  Arbitration.

               (a)  Any and all disputes arising under or
affecting this Agreement shall be resolved exclusively by confidential arbitration pursuant to the rules of the Japan Commercial Arbitration Association in Tokyo, Japan, or such other location as may be agreed between the parties; provided, however, that the arbitrators shall be empowered to hold hearings at other locations within and without Japan. Each of the parties shall designate one arbitrator and the two arbitrators so designated shall select the third arbitrator. Arbitration proceedings shall be conducted in English with simultaneous translation into Japanese. The judgment upon award of the arbitrators shall be final and binding and may be enforced in any court of competent jurisdiction in the United States or Japan, and each of the parties hereto unconditionally submits to the jurisdiction of such court for the purpose of any proceeding seeking such enforcement. Subject only to the provision of Applicable Law, the procedure described in this Section 10.5 shall be the exclusive means of resolving disputes arising under or affecting this Agreement.

               (b) All papers, documents, or evidence, whether written or oral, filed with or presented to the panel of arbitrators shall be deemed by the parties and by the arbitrators to be Confidential Information. No party or arbitrator shall disclose in whole or in part to any other person any Confidential Information submitted in connection with the arbitration proceedings, except to the extent reasonably necessary to assist counsel in the arbitration or preparation for arbitration of the dispute. Confidential Information may be disclosed (i) to attorneys, (ii) to parties, and (iii) to outside experts requested by either party's counsel to furnish technical or expert services or to give testimony at the arbitration proceedings, subject, in the case of such experts, to execution of a legally binding written statement that such expert is fully familiar with the terms of this section, agrees to comply with the confidentiality terms of this section, and will not use any Confidential Information disclosed to such expert for personal or business advantage.

               Section 10.6. Entire Agreement. This Agreement and the attachments hereto embody the entire agreement and understanding between the parties with respect to the subject matter hereof, superseding all previous communications, agreements and understandings, whether written or oral. Neither party has relied upon any representation or warranty of the other party except as expressly set forth herein.

               Section 10.7.  Modification.  This Agreement may
not be modified or amended, in whole or part, except by a writing executed by duly authorized representatives of both parties.

               Section 10.8. Announcement. The parties may announce the existence of the parties' relationship and this Agreement at a time and in a form to be mutually determined. Neither party shall unreasonably withhold its consent to a time proposed by the other party.

               Section 10.9.  Severability.  If any term or
provision of this Agreement shall be determined to be invalid or unenforceable under Applicable Law, such provision shall be deemed severed from this Agreement, and a reasonable valid provision to be mutually agreed upon shall be substituted. In the event that no reasonable valid provision can be so substituted, the remaining provisions of this Agreement shall remain in full force and effect, and shall be construed and interpreted in a manner that corresponds as far as possible with the intentions of the parties as expressed in this Agreement.

               Section 10.10. No Waiver. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

               Section 10.11. Nature of Rights. Each party shall have the right to the other party's IPR licensed under this Agreement when created, developed or invented, regardless of whether physically delivered to such party. All rights and licenses granted under or pursuant to this Agreement by a party ("licensor party") to the other party ("licensee party") are, for purposes of Section 365(n) of the U.S. Bankruptcy Code (the "Bankruptcy Code"), licenses of "intellectual property" within the scope of Section 101 of the Bankruptcy Code. The parties agree that the licensee party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy or insolvency proceeding by or against the licensor party, the licensee party shall be entitled to a complete duplicate of (and complete access to) any such intellectual property and all embodiments thereof. If not already in the licensee party's possession, the licensee party has the right to immediate delivery of such intellectual property and embodiments upon written request of the licensee party (i) upon any such commencement of bankruptcy proceedings, unless the licensor party or its representative or trustee elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under clause (i) above, upon the rejection of this Agreement by or on behalf of the licensor party.

               Section 10.12. Tangible Property. The parties agree that the tangible portion of the property delivered and to be delivered by AMD to Fujitsu is valued at [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and by Fujitsu to AMD is valued at [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

               Section 10.13.  Governing Law.  The validity,
construction, performance and enforceability of this Agreement shall be governed in all respects by the laws of the State of California, U.S.A.

               Section 10.14.  Language.  This Agreement and the
attachments hereto are in the English language, which language shall be controlling in all respects.

               Section 10.15. No Agency or Partnership. This Agreement shall not constitute an appointment of either party as the legal representative or agent of the other party, nor shall either party have any right or authority to assume, create or incur in any manner any obligation or other liability of any kind, express or implied, against, in the name or on behalf of, the other party. Nothing herein or in the transactions contemplated by this Agreement shall be construed as, or deemed to be, the formation of a partnership, association, joint venture or similar entity by or among the parties hereto.

               Section 10.16. Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

               Section 10.17.  Counterparts.  This Agreement may
be executed in counterparts, each of which shall be deemed an original, and all of which shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date set forth above.



ADVANCED MICRO DEVICES, INC.       FUJITSU LIMITED

/s/  Gene Conner                   /s/  Hikotara Masunaga
- - -----------------------------      -----------------------------
By:  Gene Conner                   By:  Hikotaro Masunaga
Title: Senior Vice President,      Title: Managing Director
       Operations

                                  ATTACHMENT A
                                       TO
                       TECHNOLOGY CROSS-LICENSE AGREEMENT



                               FUJITSU AFFILIATES

     1.   Amdahl Corporation

     2.   HaL Computer Corporation

     3. Such other companies (in which Fujitsu has not less than a five percent (5%) stock ownership) as may be requested by Fujitsu and approved (which approval shall not be unreasonably withheld) by AMD for addition to this Attachment A.





                                 AMD AFFILIATES

     1. Such companies (in which AMD has not less than a five percent (5%) stock ownership) as may be requested by AMD and approved (which approval shall not be unreasonably withheld) by Fujitsu for addition to this Attachment A.

                                  ATTACHMENT B
                                       TO
                       TECHNOLOGY CROSS-LICENSE AGREEMENT


     Each party is licensed under Section 3.1 or 3.2:


1.   With regard to NVMs:

   (i) Fujitsu: to sell, lease, or otherwise dispose of NVMs in the countries [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Ireland, the United Kingdom, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   (ii) AMD: to sell, lease, or otherwise dispose of NVMs in the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] countries in Europe (except Ireland and the United Kingdom) [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   (iii) [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   (iv) Each party: to assemble, package and test, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION] and to use, NVMs anywhere in the world.

2.   With regard to Pilot Products:

   (i) Each party: to make [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Pilot Products, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and to use such Pilot
Products, anywhere in the world.

   (ii) [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

3.   With regard to Memory Cards:

   (i) Each party:  to make [CONFIDENTIAL INFORMATION OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and to use Memory Cards anywhere in the world.

   (ii) Each party: to sell, lease or otherwise dispose of Memory Cards as provided for NVMs in 1. above or 4. below. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION].

4.   With regard to the European Community ("EC") (and, if the
European Economic Area ("EEA") Agreement comes into effect, the EEA):

   Each party: commencing five years after the first commercial sale of each new NVM or Memory Card in the EC (and, if the EEA Agreement comes into effect, the EEA), and notwithstanding anything else in this

Attachment B, to sell, lease or otherwise dispose of such NVM or Memory Card anywhere in the EC (and, if the EEA Agreement comes into effect, the EEA). Notwithstanding the foregoing or anything else in this Attachment B, (i) for the first five years from such first commercial sale, each party may solicit orders, advertise, set up or appoint distributors or sales representatives, establish warehouses, and otherwise engage in active sales and marketing for such NVM or Memory Card only in the countries of the EC (and, if the EEA Agreement comes into effect, the EEA) specified for such party in 1.(i) or 1.(ii), as applicable, above, and (ii) at any time, the unsolicited sale, lease or other disposition of NVMs or Memory Cards shall be permitted between Member States of the EC (and, if the EEA Agreement comes into effect, the EEA).